UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

DISC MEDICINE, INC.

(Name of Registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

DISC MEDICINE, INC.

321 Arsenal Street, Suite 101

Watertown, MA 02472

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

To be held June 9, 2023

Notice is hereby given that the 2023 Annual Meeting of Stockholders, or Annual Meeting, of Disc Medicine, Inc., will be held on June 9, 2023 at 9:00 A.M. Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted by live webcast at www.virtualshareholdermeeting.com/IRON2023. You will be able to vote electronically and submit questions during the virtual meeting. You will need the 16 digit control number, which is located on the Notice of Internet Availability of Proxy Materials, or the Notice, that you received in the mail, on your proxy card, or in the instructions accompanying your proxy materials, to attend the virtual meeting. The purpose of the Annual Meeting is the following:

1.
To elect three Class II directors to our board of directors, to serve until the 2025 annual meeting of stockholders and until their successors have been duly elected and qualified, or until their earlier death, resignation or removal, and to elect three Class III directors to our board of directors, to serve until the 2026 annual meeting of stockholders and until their successors have been duly elected and qualified, or until their earlier death, resignation or removal;
2.
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and
3.
To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

The proposal for the election of directors relates solely to the election of three Class II directors and three Class III directors nominated by the board of directors.

Only Disc Medicine, Inc. stockholders of record at the close of business on April 14, 2023, will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof.

Disc Medicine, Inc. is following the Securities and Exchange Commission’s “Notice and Access” rule that allows companies to furnish their proxy materials by posting them on the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials, or the Notice, instead of a paper copy of the accompanying proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, or 2022 Annual Report. The Notice contains instructions on how to access both the 2022 Annual Report and accompanying proxy statement over the Internet. This method provides our stockholders with expedited access to proxy materials, lowers the cost of printing and distribution, and reduces the environmental impact of the Annual Meeting. If you would like to receive a print version of the proxy materials, free of charge, please follow the instructions on the Notice.

Please see the “General Information” section of the proxy statement that accompanies this notice for more details regarding the logistics of the Annual Meeting.

Your vote is important. Whether or not you expect to attend the virtual meeting, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the virtual meeting, by submitting your proxy via the Internet at the address listed on the proxy card or by signing, dating and returning the proxy card. Even if you have voted by proxy, you may still vote online during the virtual meeting. Please note, however, that if your shares are held through a broker, bank or other nominee and you wish to vote at the virtual meeting, you must obtain a proxy issued in your name from that record holder.

By order of the Board of Directors,

/s/ John Quisel, J.D., Ph.D.
John Quisel, J.D., Ph.D.
President and Chief Executive Officer

Watertown, MA

April 20, 2023

Table of Contents

Page
PROXY STATEMENT FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS	5
GENERAL INFORMATION	7
PROPOSAL NO. 1 – ELECTION OF CLASS II and CLASS III DIRECTORS	11
PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS DISC MEDICINE, INC.’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023	16
CORPORATE GOVERNANCE	18
NON-EMPLOYEE DIRECTOR COMPENSATION	26
EXECUTIVE OFFICERS	28
EXECUTIVE COMPENSATION	30
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	37
PRINCIPAL STOCKHOLDERS	40
REPORT OF THE AUDIT COMMITTEE	43
HOUSEHOLDING	43
STOCKHOLDER PROPOSALS	43
OTHER MATTERS	44

DISC MEDICINE, INC.

321 Arsenal Street, Suite 101

Watertown, MA 02472

PROXY STATEMENT

FOR THE 2023 Annual Meeting OF STOCKHOLDERS

TO BE HELD JUNE 9, 2023

This proxy statement contains information about the 2023 Annual Meeting of Stockholders, or the Annual Meeting, of Disc Medicine, Inc., which will be held on June 9, 2023 at 9:00 A.M. Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted by live webcast at www.virtualshareholdermeeting.com/IRON2023. There will be no physical meeting location. You will be able to vote electronically and submit questions during the virtual meeting. You will need the 16 digit control number, which is located on the Notice of Internet Availability of Proxy Materials, or the Notice, that you received in the mail, on your proxy card, or in the instructions accompanying your proxy materials, to attend the virtual meeting. The board of directors of Disc Medicine, Inc. is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “Disc,” “Disc Medicine,” the “Company,” “we,” “us,” and “our” refer to Disc Medicine, Inc. The mailing address of our principal executive offices is Disc Medicine, Inc., 321 Arsenal Street, Suite 101, Watertown, Massachusetts 02472.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in this proxy statement and the accompanying proxy card. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect.

We plan to mail a Notice of Internet Availability of Proxy Materials, or the Notice, to our stockholders on or about April 24, 2023, and it contains instructions on how to access our proxy materials, including this proxy statement and our 2022 Annual Report, over the Internet.

We are utilizing a virtual-only meeting format in order to leverage technology to enhance stockholder access to the Annual Meeting by enabling attendance and participation from any location around the world. We believe that the virtual-only meeting format will give stockholders the opportunity to participate fully and equally, and without cost, and to exercise the same rights as if they had attended an in-person meeting. We believe that these measures will enhance stockholder access and encourage participation and communication with our board of directors and management. In addition, the virtual-only meeting format increases our ability to engage with all stockholders, regardless of size, resources or physical location.

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our initial public offering; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.235 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission, or the SEC. Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on June 9, 2023:

This proxy statement and our 2022 Annual Report are

available for viewing, printing and downloading at www.proxyvote.com.

A copy of this proxy statement and our 2022 Annual Report, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to Disc Medicine, Inc., 321 Arsenal Street, Suite 101, Watertown, Massachusetts 02472, Attention: Corporate Secretary. This proxy statement and our 2022 Annual Report are also available on the SEC’s website at www.sec.gov.

DISC MEDICINE, INC.

PROXY STATEMENT

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

We are mailing to our stockholders the Notice instead of a paper copy of this proxy statement and our 2022 Annual Report, on or about April 24, 2023, and it contains instructions on how to access those documents over the Internet. You will need the control number included on the Notice, proxy card or voting instruction form to access these materials. If you would like to receive a print version of the proxy materials, free of charge, please follow the instructions on the Notice.

Who is soliciting my vote?

Our board of directors is soliciting your vote for the Annual Meeting.

When is the record date for the Annual Meeting?

The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 14, 2023.

How many votes can be cast by all stockholders?

There were 19,793,870 shares of our common stock, par value $0.0001 per share, outstanding on April 14, 2023, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at our Annual Meeting. None of our shares of preferred stock were outstanding as of April 14, 2023.

Who is entitled to vote?

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at our Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the proxy materials were forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend our Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock on your own behalf at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Note you should also be receiving a voting instruction form for you to use from your broker. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

How do I vote?

If you are a stockholder of record, there are four ways to vote:

•
By Internet. You may vote at www.proxyvote.com, using the voter control number printed on the furnished proxy card, 24 hours a day, seven days a week. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. You will need the control number included on your proxy card.

•
By Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. You will need the control number included on your proxy card.
•
By Mail. If you requested and received a printed copy of the proxy materials, you may vote by completing, signing and mailing your proxy card in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Votes submitted through the mail must be received by June 8, 2023.
•
By Internet at the Annual Meeting. Instructions on how to attend and vote at the Annual Meeting are described at www.virtualshareholdermeeting.com/IRON2023.

Even if you plan to attend our Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to attend the Annual Meeting.

If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, or by telephone or on the Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares on your own behalf at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

By Proxy

If you will not be attending the Annual Meeting, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the enclosed proxy card. Proxies submitted by mail must be received before the start of the Annual Meeting.

If you complete and submit your proxy before the Annual Meeting, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the board of directors on all matters presented in this proxy statement, and as the persons named as proxies may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

How do I attend the Annual Meeting online?

We will be hosting our Annual Meeting via live webcast only. All stockholders as of the record date, or their duly appointed proxies, can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/IRON2023. The webcast will start at 9:00 a.m. Eastern Time on June 9, 2023. Stockholders may vote and ask questions while attending the Annual Meeting online. In order to be able to attend the Annual Meeting, you will need the 16-digit control number, which is located on your Notice of Internet Availability, on your proxy card or in the instructions accompanying your proxy materials. Instructions on how to participate in the Annual Meeting are also posted online at www.proxyvote.com.

How do I revoke my proxy?

You may revoke your proxy by (1) entering a new vote by mail that we receive before the start of the Annual Meeting or over the Internet or via telephone, (2) attending and voting at the Annual Meeting virtually (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (3) by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be sent to our principal executive offices at Disc Medicine, Inc., 321 Arsenal Street, Suite 101, Watertown, Massachusetts 02472, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.

How is a quorum reached?

Our Amended and Restated Bylaws, or bylaws, provide that a majority of the outstanding shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Under the Delaware General Corporation Law, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

How is the vote counted?

Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our Amended and Restated Certificate of Incorporation, or certificate of incorporation, or bylaws. Abstentions, votes withheld and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner.

If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. If you do not give instructions to your brokerage firm, the brokerage firm will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to “non-discretionary” items. Proposal No. 1 is a “non-discretionary” item. If you do not instruct your broker how to vote your shares with respect to this proposal, your broker may not vote for this proposal, and those shares will be counted as broker “non-votes.” Proposal No. 2 is considered to be a discretionary item, and your brokerage firm will be able to vote your shares on this proposal even if it does not receive instructions from you.

Who pays the cost for soliciting proxies?

We are making this solicitation and will pay the entire cost of preparing and distributing our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning, and tabulating the proxies.

How may stockholders submit matters for consideration at an Annual Meeting?

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than

60 days, from the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever last occurs.

In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2024 must also satisfy the requirements of SEC Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and be received not later than December 26, 2023. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.

How can I find out the results of the voting at the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, or Form 8-K, that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL NO. 1 – ELECTION OF CLASS II and class iii DIRECTORs

Our board of directors currently consists of nine members. Jay Backstrom, M.D., M.P.H. has informed our board of directors that he will be resigning from the board of directors effective as of the close of business on June 9, 2023. Dr. Backstrom’s decision to resign is not the result of any disagreement with the Company relating to any of our operations, policies or practices. Following the resignation of Dr. Backstrom, we will have eight directors. In accordance with the terms of our certificate of incorporation and bylaws, our board of directors is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. However, because we did not hold an annual meeting of stockholders in 2022, due to the anticipation and timing of our merger with Gemini Therapeutics, Inc., or Gemini, which we completed in December 2022, or the merger, our certificate of incorporation requires that the election of both Class II and Class III directors be voted on at the Annual Meeting. The members of the classes are divided as follows:

•
the Class I directors are Mona Ashiya, Ph.D., Kevin Bitterman, Ph.D. and Jay Backstrom, M.D., M.P.H., and their terms will expire at the annual meeting of stockholders to be held in 2024. Dr. Backstrom will be resigning from our board of directors effective as of the close of business on June 9, 2023;
•
the Class II directors are Georges Gemayel, Ph.D., Mark Chin, MS, MBA and Liam Ratcliffe, M.D., Ph.D., and their terms will expire at the Annual Meeting; and
•
the Class III directors are Donald Nicholson, Ph.D., William White, MPP, J.D. and John Quisel, J.D., Ph.D., and their terms will expire at the Annual Meeting.

Upon the expiration of the term of a class of directors, directors in that class will typically be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires. However, because we, operating as Gemini, did not hold an annual meeting of stockholders in 2022, our Class II directors will be elected for a two-year term expiring at our annual meeting of stockholders to be held in 2025.

Our certificate of incorporation and bylaws provide that the authorized number of directors may be changed only by resolution of our board of directors. Our certificate of incorporation also provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two thirds (2/3) or more of the outstanding shares then entitled to vote in an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.

Our board of directors has nominated (i) each of Georges Gemayel, Ph.D., Mark Chin, MS, MBA and Liam Ratcliffe, M.D., Ph.D. for election as a Class II director at the Annual Meeting to serve until the annual meeting of stockholders to be held in 2025 and until their successor has been duly elected and qualified, or until their earlier death, resignation or removal and (ii) each of Donald Nicholson, Ph.D., William White, MPP, J.D. and John Quisel, J.D., Ph.D. for election as a Class III director at the Annual Meeting to serve until the annual meeting of stockholders to be held in 2026 and until their successor has been duly elected and qualified, or until their earlier death, resignation or removal. The nominees are presently directors, and have indicated a willingness to continue to serve as directors, if elected. If the nominees become unable or unwilling to serve, however, the properly submitted proxies may be voted for substitute nominees selected by our board of directors.

Our Nominating and Corporate Governance Committee Policies and Procedures for Director Candidates, or the Director Guidelines, provide that the value of diversity should be considered in determining director candidates as well as other factors such as a candidate’s character, integrity, judgment, skills, education, expertise, business acumen and experience and absence of conflicts of interest. However, we do not have a formal policy concerning the diversity of the board of directors. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established records of professional accomplishment, their ability to contribute positively to the collaborative culture among board members, and their knowledge of our business and understanding of the competitive landscape in which we operate and adherence to high ethical standards. Although the nominating and corporate governance committee does not have a formal diversity policy and does not follow any ratio or formula with respect to diversity in order to determine the appropriate composition of the board of directors, the nominating and corporate governance committee and the full board of directors are committed to creating a board of directors with diversity of expertise and experience in substantive matters pertaining to our business relative and diversity of background and perspective, including, but not limited to, with respect to gender, ethnicity, religion, nationality, disability and sexual orientation. Our board of directors and nominating and corporate governance committee are committed to identifying, recruiting and advancing candidates offering such diversity in future searches.

Nominees for Election as Class II and Class III Directors

The following table identifies our director nominees, and sets forth their principal occupation and business experience during the last five years and age as of April 14, 2023.

Name	Positions and Offices Held with Disc Medicine, Inc.	Class	Director Since	Age
Georges Gemayel, Ph.D.	Director	II	2022	62
Mark Chin, MS, MBA	Director	II	2021	41
Liam Ratcliffe, M.D., Ph.D.	Director	II	2019	59
Donald Nicholson, Ph.D.	Executive Chairman and Director	III	2019	65
William White, MPP, J.D.	Director	III	2020	50
John Quisel, J.D., Ph.D.	Director, President and Chief Executive Officer	III	2020	51

Class II Director Nominees

Georges Gemayel, Ph.D. has served as a member of our board of directors since December 2022. Prior to that, Dr. Gemayel served as Gemini’s Interim President and Chief Executive Officer from February 2022 to December 2022, Executive Chairperson of the Board from November 2021 to December 2022 and Chairperson of the Board from May 2021 to November 2021. Dr. Gemayel has over 30 years of experience in the pharmaceutical industry, including management and executive positions in the U.S., Europe and the Middle East. Dr. Gemayel currently serves on the board of directors of Supernus Pharmaceuticals, Inc., and is the chair of the boards of Dynacure, Enterome SA, and GlycoEra. Previously, Dr. Gemayel served as Executive Chair of FoldRx Pharmaceuticals and of Syndexa Pharmaceuticals, as Chair of Oxthera AB, Dimension Therapeutics, Orphazyme A/S, and Epitherapeutics and as Director of Prosensa, Raptor Pharmaceuticals, NPS Pharma, Momenta Pharmaceuticals and Adolor. From 2008 to 2009, Dr. Gemayel was President and Chief Executive Officer of Altus Pharmaceuticals Inc., a publicly traded pharmaceutical company. From 2003 to 2008, he was Executive Vice President at Genzyme Corporation where he was responsible for the company’s global therapeutics, transplant, renal and biosurgery businesses. From 1998 to 2003, he held progressively senior roles at Hoffmann Ltd. and Roche Labs, most recently as Vice President, National Specialty Care, responsible for its U.S. business for dermatology, oncology, transplantation, hepatitis and HIV. Dr. Gemayel completed his doctorate in pharmacy at St. Joseph University in Beirut, Lebanon, and earned a Ph.D. in pharmacology at University in Paris, France. Our board of directors has concluded that Dr. Gemayel possesses the expertise and extensive professional experience and knowledge that qualifies him to serve as a member of our board.

Mark Chin, MS, MBA has served as a member of our board of directors since September 2021. Mr. Chin has served as managing director at Arix Bioscience PLC, a biotechnology-focused venture capital firm, since July 2021. From August 2016 to April 2020, Mr. Chin served as an investment director at Arix Bioscience. Prior to Arix Bioscience, he was a principal at Longitude Capital, a healthcare venture capital firm, from September 2012 to August 2016, where he focused on investments in both private and public biotechnology and medical technology companies. Prior to Longitude Capital, Mr. Chin was a consultant at the Boston Consulting Group, a global management consulting firm, from January 2011 to September 2012, where he managed strategy and corporate development projects for pharmaceutical and biotechnology companies, and prior to Boston Consulting Group, he worked in corporate development at Gilead Sciences, a biotechnology company, and in market planning at Genentech, a biotechnology company. Mr. Chin currently serves as a member of the boards of directors of Harpoon Therapeutics, Inc. (Nasdaq: HARP), Imara Inc. (Nasdaq: IMRA), and Iterum Therapeutics plc (Nasdaq: ITRM) and a number of private biotechnology companies. Mr. Chin received a BS from the University of California at San Diego, an MS from the University of Pennsylvania, and an MBA from The Wharton School at the University of Pennsylvania. We believe Mr. Chin is qualified to serve on our board of directors based on his extensive experience investing in, guiding, and leading start-up and early phase companies, as well as his experience as a director of other companies.

Liam Ratcliffe, MD, Ph.D. has served as a member of our board of directors since September 2019. Dr. Ratcliffe has served as Head of Biotechnology at Access Industries, a privately held industrial group, since April 2019. Previously, he spent 10 years at New Leaf Venture Partners, a venture capital firm, from September 2008 through March 2019, culminating his career there as Managing Director, where he focused on investing in therapeutic and therapeutic platform companies. Prior to joining New Leaf Venture Partners, Dr. Ratcliffe was Worldwide Head of Clinical Research and Development at Pfizer, where he spent 12 years of his career. Dr. Ratcliffe currently serves as a member of the boards of directors of Arvinas Inc. (Nasdaq: ARVN) since October 2015, Passage Bio Inc. (Nasdaq: PASG) since September 2019, Recludix Pharma, Inc. since December 2019, and Eliem Therapeutics Inc. (Nasdaq: ELYM) since October 2019. Previously, he served as a board member at Edge Therapeutics, Inc. (now PDS Biotechnology Corp., Nasdaq: PDSB) from October 2015 to November 2018, Unum Therapeutics Inc. (formerly listed on Nasdaq) from March 2018 to April 2019, Deciphera Pharmaceuticals Inc. (Nasdaq: DCPH) from September 2017 to March 2019, Aptinyx Inc. (Nasdaq: APTX) from June 2018 to April 2019, and RallyBio Corporation (Nasdaq: RLYB) from April 2018 to March 2019. Dr. Ratcliffe received a MBChB and a Ph.D. in immunology from University of Cape Town and an MBA from the University of Michigan. Dr. Ratcliffe is qualified to serve on our board of directors because of his extensive clinical development and venture capital experience in the life sciences industry.

Class III Director Nominees

Donald Nicholson, Ph.D. has served as Executive Chairman of our board of directors since April 2019. Dr. Nicholson is the former chief executive officer of Nimbus Therapeutics, LLC, or Nimbus, a biotechnology company, serving from August 2014 to October 2018. Prior to joining Nimbus, Dr. Nicholson held various strategic, leadership and operational roles in diverse therapeutic areas, including respiratory, inflammation, immunology, bone, endocrine, urology, infectious disease and neurosciences at Merck from April 1998 to July 2013. Dr. Nicholson has co-authored more than 150 publications in peer-reviewed scientific and medical journals and is internationally recognized for his contributions to the field of apoptotic cell death. He also serves as a member on the board of directors of Generation Bio (Nasdaq: GBIO), Jnana Therapeutics, Muna Therapeutics, Matchpoint Therapeutics and NodThera. Dr. Nicholson received his Ph.D. and an Honors B.Sc. degree in Biochemistry from the University of Western Ontario, and trained as a Medical Research Council postdoctoral fellow at the University of Munich in Germany. Dr. Nicholson is qualified to serve as a member of our board of directors due to his extensive experience in leadership positions throughout the life sciences industry and his strong scientific background.

William White, MPP, J.D., has served as a member of our board of directors since December 2020. Mr. White has served as the Executive Vice President, Chief Financial Officer and Head of Corporate Development and Treasurer at Akero Therapeutics, Inc. (Nasdaq: AKRO), a biotechnology company, since April 2019. Previously, Mr. White served as a Managing Director and Head of US Life Sciences Investment Banking at Deutsche Bank, a financial service provider, from September 2017 until March 2019. Prior to that position, Mr. White was a Managing Director in Healthcare Investment Banking at Citigroup from May 2006 until September 2017. Previously, he served as an associate and later as a Vice President in Healthcare Investment Banking at Goldman, Sachs & Co. from November 2000 to March 2006. Mr. White received an AB from Princeton University, an MPP from Harvard University and a J.D. from Columbia University. Mr. White also serves as a board member and Audit Committee Chair of Ventyx Bioscience (Nasdaq: VTYX). Mr. White is qualified to serve on our board of directors because of his extensive financial and investment experience in the life sciences industry.

John Quisel, J.D. Ph.D. has served as our President, Chief Executive Officer and as a member of our board of directors since February 2020. Previously, from October 2006 through February 2020, Dr. Quisel served in various positions at Acceleron Pharma Inc., a biopharmaceutical company, most recently as Chief Business Officer. Prior to joining Acceleron, Dr. Quisel worked as an associate at the law firms of Ropes & Gray and Foley Hoag. Dr. Quisel holds an AB from Harvard University, an MS from Stanford University, a Ph.D. from the Massachusetts Institute of Technology, and a J.D. from Harvard Law School. Dr. Quisel is qualified to serve as a member of our board because of his significant scientific industry and management experience, including the experience gained from prior service as a Chief Business Officer.

The proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as our directors if elected. However, if the nominees are unable to serve or for good cause will not serve as a director, properly submitted proxies will be voted for the election of such substitute nominee as our board of directors may designate.

Vote Required; Board Recommendation

To be elected, the directors nominated via this Proposal No. 1 must receive a plurality of the votes properly cast on the election of directors, meaning that the director nominees receiving the most votes will be elected. Shares voting “withheld” and broker non-votes will have no effect on the election of directors.

The board of directors recommends voting “FOR” each of the Class II and Class III director nominees named above for re-election to the board of directors.

Directors Continuing in Office

The following table identifies our directors, and sets forth their principal occupation and business experience during the last five years and their ages as of April 14, 2023.

Name	Positions and Offices Held with Disc Medicine, Inc.	Director Since	Class and Year in Which Term Will Expire	Age
Mona Ashiya, Ph.D.	Director	2021	Class I – 2024	54
Kevin Bitterman, Ph.D.	Director	2017	Class I – 2024	46

Class I Directors (Term Expires at 2024 Annual Meeting)

Mona Ashiya, Ph.D. has served as a member of our board of directors since September 2021. Dr. Ashiya is currently a Partner at OrbiMed Advisors LLC, an investment firm, where she has been employed since October 2010. She currently serves on the board of directors of several private companies. Dr. Ashiya also previously served on the board of directors of Prevail Therapeutics Inc. and Sierra Oncology, Inc. Dr. Ashiya received her B.A. from the University of California, Berkeley and her Ph.D. in Cellular, Molecular and Developmental Biology from the University of Pittsburgh. Dr. Ashiya is qualified to serve on our board of directors based on her roles on public and private boards of directors as well as her extensive experience in investing in healthcare companies.

Kevin Bitterman, Ph.D. has served as a member of our board of directors since November 2017. Dr. Bitterman currently serves as a partner at venture firm Atlas Venture, or Atlas, a venture capital firm, where he has been employed since June 2017 and where he focuses on investments in life science companies. Prior to joining Atlas, Dr. Bitterman was a partner at Polaris Partners, an investment firm, as a member of the healthcare team from July 2004 to June 2017. Dr. Bitterman serves on the boards of Judo Bio, Kinaset Therapeutics, Mariana Oncology, and Remix Therapeutics. He is board chair at Chroma Medicine and at Vedere Bio II following Novartis’ acquisition of Vedere Bio. Dr. Bitterman was the founding CEO of Editas Medicine (NASDAQ: EDIT), Morphic Therapeutics (NASDAQ: MORF) and Wisterra (acquired by Otsuka), and co-founded Genocea Biosciences(NASDAQ: GNCA). He previously served as a director of Akero Therapeutics, Inc. (Nasdaq: AKRO), Kala Pharmaceuticals, Inc. (Nasdaq: KALA) and Taris Biomedical (acquired by Johnson & Johnson) among other ventures. Dr. Bitterman also serves as board chair of the New England Venture Capital Association. Dr. Bitterman received a B.A. in biology from Rutgers College and a Ph.D. in genetics from Harvard Medical School. Dr. Bitterman is qualified to serve on our board of directors due to his extensive experience investing in, guiding, and leading start-up and early phase companies, as well as his experience as a director of other companies.

Non-Continuing Director

The following table identifies our non-continuing director, and sets forth his principal occupation and business experience during the last five years and his age as of April 14, 2023.

Name	Positions and Offices Held with Disc Medicine, Inc.	Director Since	Age
Jay Backstrom, M.D., M.P.H.	Director	2021	68

Jay Backstrom, M.D., M.P.H. has served as a member of our board of directors since December 2021. Dr. Backstrom is currently Chief Executive Officer of Scholar Rock, a position that he assumed in October 2022. Dr. Backstrom previously served as Executive Vice President, Research and Development at Acceleron Pharma Inc. from December 2019 through December 2021. Dr. Backstrom previously served as Chief Medical Officer of Celgene Corporation from April 2016 until November 2019. Prior to that he served as Senior Vice President, Clinical R&D and Regulatory Affairs at Celgene where he was responsible for the late stage clinical and regulatory programs across the Hematology & Oncology portfolio. Dr. Backstrom joined Celgene in March 2008 as Vice President, Clinical R&D after serving as Vice President, Global Medical Affairs and Safety for Pharmion from 2002 to 2008. Prior to joining Pharmion, Dr. Backstrom was with Marion Merrell Dow and its successor companies including Hoechst Marion Roussel. Dr. Backstrom received his M.D. from Temple University School of Medicine. He did his post graduate training in Internal Medicine at Temple University Hospital and earned a Masters degree in Public Health from Saint Louis University School of Public Health. Dr. Backstrom notified our board of directors in April 2023 of his intention to resign from our board of directors effective as of the close of business on June 9, 2023. Dr. Backstrom’s decision to resign from our board of directors is not the result of any disagreement with the Company relating to any of our operations, policies or practices.

There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.

There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us.

PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS DISC MEDICINE, INC.’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023

Our stockholders are being asked to ratify the appointment by the audit committee of the board of directors of Ernst & Young LLP, or EY, as our independent registered public accounting firm for the fiscal year ending December 31, 2023. EY has served as our independent registered public accounting firm since 2020.

The audit committee is solely responsible for selecting our independent registered public accounting firm for the fiscal year ending December 31, 2023. Stockholder approval is not required to appoint EY as our independent registered public accounting firm. However, the board of directors believes that submitting the appointment of EY to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain EY. If the selection of EY is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of Disc and its stockholders.

A representative of EY is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

We incurred the following fees from EY for the audit of the financial statements and for other services provided during the years ended December 31, 2022 and 2021.

	2022	2021
Audit fees(1)	$1,145,000	$1,085,000
Audit-Related fees(2)	—	—
Tax fees(3)	35,000	—
All other fees(4)	—	—
Total fees	$1,180,000	$1,085,000

(1)
Audit Fees consist of fees billed for professional services rendered in connection with the audit of our annual financial statements and reviews of our quarterly financial statements for those fiscal years. This category also includes fees for services incurred in connection with the filing of our Registration Statement on Form S-4 and related services that are normally provided in connection with regulatory filings. We engaged EY in 2022 to audit our 2022 and 2021 annual financial statements.
(2)
Audit-related fees consist of services that are reasonably related to the performance of the audit or review of our financial statements. There were no such fees incurred in 2022 or 2021.
(3)
Tax Fees consist of fees for tax compliance, tax advice and tax planning.
(4)
There were no other fees incurred in 2022 or 2021.

Audit Committee Pre-approval Policy and Procedures

It is the policy of our Audit Committee that all services to be provided by our independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be approved in advance by our Audit Committee, except that pre-approval is not required for the provision of non-audit services if the “de minimis” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. The Audit Committee may delegate authority to pre-approve non-audit services to one or more members of the Audit Committee, who shall present all decisions made to pre-approve an activity to the full Audit Committee at its first meeting following such decision. All services provided by EY during fiscal years 2022 and 2021 were pre-approved by the Audit Committee in accordance with the pre-approval policy described above.

Vote Required; Board Recommendation

The affirmative vote of a majority of votes properly cast for and against this Proposal No. 2 is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote.

The board of directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of Ernst & Young LLP as Disc Medicine, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

CORPORATE GOVERNANCE

Director Nomination Process

Our board of directors is responsible for selecting its own members. The board of directors delegates the selection and nomination process to our nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.

Generally, our nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of independent director search firms, through recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet the minimum qualifications for director nominees established by the nominating and corporate governance committee. These criteria include, among other things, the skills of the candidate, his or her depth and breadth of business experience and other background characteristics, his or her independence and the needs of the board of directors.

The nominating and corporate governance committee may gather information about the candidates through meetings from time to time, questionnaires or background checks to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of the committee and our board of directors. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors’ approval as director nominees for election to the board of directors.

The board of directors does not believe that limits on the number of consecutive terms a director may serve or on the directors’ ages are appropriate at this stage. Instead, each director’s performance and their continued service is assessed by the nominating and corporate governance committee in light of the needs of the board of directors and other relevant factors.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our corporate secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to Disc Medicine, Inc., 321 Arsenal Street, Suite 101, Watertown, MA 02472, Attention: Corporate Secretary. Assuming that biographical and background material has been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See the section of this proxy statement titled “Stockholder Proposals” for a discussion of submitting stockholder proposals.

Director Independence

Our common stock is listed on The Nasdaq Global Market, or Nasdaq. Under the Nasdaq listing rules, independent directors must comprise a majority of a listed company’s board of directors within twelve months from the date of listing. In addition, the Nasdaq listing rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent within twelve months from the date of listing. Audit committee members must also satisfy additional independence criteria, including those set forth in Rule 10A 3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C 1 under the Exchange Act. Under Nasdaq listing rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In order to be considered independent for purposes of Rule 10A 3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board of directors committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board of directors service; or (2) be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C 1, the board of directors must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Our board of directors has determined that each of our directors, with the exception of Dr. Quisel, who serves as our President and Chief Executive Officer, and Georges Gemayel, who served as the chief executive officer of Gemini prior to the merger, is an “independent director” within the meaning of the director independence standards established by the SEC and Nasdaq. Our board of directors also determined that Mark Chin, Liam Ratcliffe and William White who comprise our audit committee, Mona Ashiya, Kevin Bitterman and Donald Nicholson, who comprise our compensation committee, and Mona Ashiya, Kevin Bitterman, Donald Nicholson and Liam Ratcliffe, who comprise our nominating and corporate governance committee, satisfy the independence standards for such committees established by the SEC and Nasdaq, as applicable. In making such determinations, our board of directors evaluated, and will evaluate at least on an annual basis, all relationships that each such non-employee director has with our company in light of all facts and circumstances our board of directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.

The non-management directors meet at regularly scheduled executive sessions without management participation, and at least once each year an executive session with only independent directors present is held. In 2022, there were four executive sessions at which only the independent directors were present.

Board Diversity

Our nominating and corporate governance committee has a written board diversity policy and believes that our board of directors, taken as a whole, should embody a diverse set of skills, experience, knowledge and backgrounds, including an appropriate number of women directors. The board of directors has not adopted targets for the number or proportion of female directors as the company is committed to a merit-based system for board composition, which reflects a diverse and inclusive culture where directors believe that their views are heard, their concerns are attended to and they serve in an environment where bias, discrimination and harassment on any matter are not tolerated. When identifying suitable candidates for appointment to the board of directors, the company considers candidates on merit against objective criteria and the needs of the board of directors and considers the need to increase the number of women directors on the board of directors to meet the company’s goal. When recruiting new candidates for appointment, search protocols will go beyond the networks of existing board of director members and will incorporate diversity, including identification of female candidates, as a component. Any search firm engaged to assist the board of directors or the nominating and corporate governance committee in identifying candidates for appointment to the board of directors shall be directed to include women candidates and women candidates will be included in the board of director’s evergreen list of potential board of director nominees.

The company has not adopted targets for the number or proportion of directors who are members of a visible minority, Indigenous peoples or persons with a disability, or the designated groups, or for other diversity characteristics at this time. For now, the board of directors has chosen to focus on gender in exclusion to other diversity characteristics and the nominating and corporate governance committee does not specifically consider the level of representation of members of designated groups on the board of directors in identifying and nominating candidates for election or re-election to the board of directors.

The below board diversity matrix reports self-identified diversity statistics for the board of directors.

Board Diversity Matrix (As of April 20, 2023)
Total Numbers of Directors	9
	Female	Male	Non- Binary	Did not Disclose Gender
Part 1: Gender Identity
Directors	1	8
Part 2: Demographic Background
African American or Black
Alaskan Native or Native American
Asian	1	1
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White		7
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Board Committees

Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. Each of these committees operates under a charter that has been approved by our board of directors. We believe that the composition and functioning of all of our committees comply with the applicable requirements of Nasdaq, the Sarbanes-Oxley Act of 2002 and SEC rules and regulations that are applicable to us. We intend to comply with future requirements to the extent they become applicable to us. A copy of each charter can be found under the “Investors & Media—Corporate Governance” section of our website, which is located at www.discmedicine.com. We do not incorporate the information contained on, or accessible through, our corporate website into this proxy statement, and you should not consider it a part of this proxy statement.

The board of directors has not adopted position descriptions for the chairperson of each committee. However, each committee chairperson understands that the responsibilities of the committee chairperson include responsibility for providing leadership to the committee, including chairing meetings in a manner that facilitates open discussions and expressions of competing views, and reporting to the board of directors on the work of the committee and any recommendations for approval by the board of directors. The committee chairperson also ensures that the committee receives the information required for the performance of its responsibilities. The board of directors may also establish other committees from time to time to assist the company and the board of directors.

Audit Committee

The primary purpose of our audit committee is to discharge the responsibilities of the board of directors with respect to our accounting, financial, and other reporting and internal control practices and to oversee our independent registered accounting firm. The report of the audit committee is included in this proxy statement under “Report of the Audit Committee.”

Specific responsibilities of our audit committee include:

•
selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements
•
helping to ensure the independence and performance of the independent registered public accounting firm;
•
discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;
•
developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•
reviewing policies on risk assessment and risk management;
•
reviewing related party transactions;
•
obtaining and reviewing a report by the independent registered public accounting firm at least annually, that describes its internal quality-control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and
•
approving (or, as permitted, pre-approving) all audit and all permissible non-audit service to be performed by the independent registered public accounting firm.

The members of the Audit Committee are William White, Liam Ratcliffe and Mark Chin. William White is the chair of the Audit Committee and our board of directors has determined that he qualifies as an “audit committee financial expert” within the meaning of SEC regulations. To qualify as independent to serve on our audit committee, listing standards of Nasdaq and the applicable SEC rules require that a director not accept any consulting, advisory or other compensatory fee from us, other than for service as a director, or be an affiliated person of the company. During the fiscal year ended December 31, 2022, the Disc audit committee met four times. We believe that the composition of the audit committee complies with the applicable requirements of the rules and regulations of Nasdaq and the SEC.

Compensation Committee

The primary purpose of our compensation committee is to discharge the responsibilities of the board of directors to oversee our compensation policies, plans and programs and to review and determine the compensation to be paid to our executive officers, directors and other senior management, as appropriate.

Specific responsibilities of our compensation committee include:

•
reviewing and approving, or recommending that the board of directors approve, the compensation of our executive officers;

•
reviewing and recommending to our board of directors the compensation of our directors;
•
administering our stock and equity incentive plans;
•
selecting independent compensation consultants and assessing whether there are any conflicts of interest with any of the committee’s compensation advisors;
•
reviewing and approving, or recommending that the board of directors approve, incentive compensation and equity plans, severance agreements, change-of-control protections and any other compensatory arrangements for our executive officers and other senior management, as appropriate;
•
reviewing and establishing general policies relating to compensation and benefits of our employees; and
•
reviewing our overall compensation philosophy.

The members of the Compensation Committee are Donald Nicholson, Mona Ashiya and Kevin Bitterman. Dr. Nicholson is the chair of the Compensation Committee. Each member of our compensation committee will be a “non-employee” director within the meaning of Rule 16b-3 of the rules promulgated under the Exchange Act and independent within the meaning of the independent director guidelines of Nasdaq. During the fiscal year ended December 31, 2022, the Disc compensation committee met three times. We believe that the composition of the compensation committee complies with the applicable requirements of the rules and regulations of Nasdaq and the SEC.

Our Compensation Committee makes most of the significant adjustments to annual compensation, determines bonus and equity awards and establishes new performance objectives. However, our Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, our Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. For all executives and directors, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current company-wide compensation levels and analyses of executive and director compensation paid at a peer group of other companies approved by our Compensation Committee. In 2022, the Compensation Committee retained the services of Pearl Meyer & Partners, LLC, or Pearl Meyer, as its external, independent compensation consultant and considered Pearl Meyer’s input on certain compensation matters as they deemed appropriate.

Compensation Consultants

In fiscal year 2022, our compensation committee engaged Pearl Meyer to provide compensation consulting services. During fiscal year 2022, Pearl Meyer’s services included advising on equity compensation programs and the development of the Company’s peer group and providing support and analysis regarding executive and director compensation. Our compensation committee has assessed the independence of Pearl Meyer consistent with SEC rules and Nasdaq listing standards and has concluded that the engagement of Pearl Meyer does not raise any conflict of interest.

Nominating and Corporate Governance Committee

Specific responsibilities of our nominating and corporate governance committee include:

•
identifying, evaluating and selecting, or recommending that the board of directors approve, nominees for election to the board of directors;

•
evaluating the performance of the board of directors and of individual directors;
•
reviewing developments in corporate governance practices;
•
evaluating the adequacy of our corporate governance practices and reporting;
•
reviewing management succession plans; and
•
developing and making recommendations to the board of directors regarding corporate governance guidelines and matters.

The members of the Nominating and Corporate Governance Committee are Kevin Bitterman, Mona Ashiya, Donald Nicholson and Liam Ratcliffe. Dr. Bitterman is the chair of the Nominating and Corporate Governance Committee. During the fiscal year ended December 31, 2022, the Disc nominating and corporate governance committee did not meet. We believe that the composition of the nominating and corporate governance committee meets the requirements for independence under, and the functioning of such nominating and corporate governance committee complies with, any applicable requirements of the rules and regulations of Nasdaq and the SEC.

The nominating and corporate governance committee considers candidates for board of directors membership suggested by its members and the chief executive officer. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our board of directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Proposals.”

Identifying and Evaluating Director Nominees.

Our board of directors is responsible for filling vacancies on our board of directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The board of directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.

Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors’ approval to fill a vacancy or as director nominees for election to the board of directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.

Board and Committee Meetings Attendance

The Disc board of directors held 14 meetings during 2022. During 2022, each of the Disc directors then in office attended at least 75% of the aggregate of all meetings of the board of directors and all meetings of the committees of the board of directors on which such director then served. A director’s attendance rate is considered by the nominating and corporate governance committee when making recommendations for re-appointment of the director. Continuing directors and nominees for election as directors in a given year are required to attend the annual meeting of stockholders, barring significant commitments or special circumstances.

Director Attendance at Annual Meeting of Stockholders

Directors are responsible for attending the annual meeting of stockholders to the extent practicable. We did not hold an annual meeting of stockholders in 2022.

Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits derivative transactions of our stock by our executive officers, directors, employees, designated consultants and contractors. Our insider trading policy expressly prohibits purchases of any derivative securities that provide the economic equivalent of ownership.

Compensation Committee Interlocks and Insider Participation

Each member of the compensation committee is a “non-employee” director within the meaning of Rule 16b-3 of the rules promulgated under the Exchange Act and independent within the meaning of the independent director guidelines of Nasdaq. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers who serves on our board of directors or compensation committee.

Code of Business Conduct and Ethics

We have also adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is posted on the “Investors & Media— Corporate Governance” section of our website, which is located at www.discmedicine.com. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a Current Report on Form 8-K to be filed with the SEC. Employees are required to annually certify compliance with the code.

Board Leadership Structure

Our board of directors is currently chaired by Donald Nicholson, an independent director. Currently, the role of chairman of the board of directors is separated from the role of chief executive officer. Separating these positions allows our chief executive officer to focus on our day-to-day business, while allowing the chairperson of the board of directors to lead the board of directors in its fundamental role of providing advice to and independent oversight of management. The board of directors has not adopted a position description for the chairperson. However, there is a shared understanding on the board of directors of the chairperson’s responsibilities. The chairperson’s primary role is to provide leadership to the board of directors and its committees, including chairing meetings in a manner that facilitates open discussions and expressions of competing views. The chairperson is also responsible for, among other things, assisting the board of directors in obtaining information required for the performance of their duties, retaining appropriately qualified and independent advisors as needed, working with the board to support board development and to ensure a proper committee structure is in place, providing a link between the board of directors and management and acting in an advisory capacity to the chief executive officer in all matters concerning the interests and management of the company. Our board of directors recognizes the time, effort and energy that the chief executive officer must devote to his position in the current business environment, as well as the commitment required to serve as the chairperson of the board of directors, particularly as the board of directors’ oversight responsibilities continue to grow. Our board of directors also believes that this structure ensures a greater role for the non-management directors in the oversight of our company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our board of directors. Our board of directors believes its administration of its risk oversight function has not affected its leadership structure. Although our by-laws do not require our chairperson of the board and chief executive officer positions to be separate, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time. The board of directors has not adopted a separate position description for our chief executive officer. The role and responsibilities of the chief executive officer is delineated by frequent discussion and interaction between the board chairperson and the chief executive officer.

Oversight of Risk

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction and intellectual property as more fully discussed under “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

Our board of directors regularly discusses with management our major risk exposures, the potential impact of these risks on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board of director committees and members of senior management to enable our board of directors to understand the company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.

The audit committee reviews information regarding liquidity and operations, and oversees our management of financial risks. Periodically, the audit committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the audit committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The compensation committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The nominating and corporate governance committee manages risks associated with the independence of the board of directors, corporate disclosure practices, and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered by our board as a whole.

Communication with the Directors of Disc Medicine, Inc.

Any interested party with concerns about our company may report such concerns to the board of directors or the chairman of our board of directors or the chairman of our nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address:

c/o Disc Medicine, Inc.

321 Arsenal Street, Suite 101

Watertown, MA 02472

United States

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.

A copy of any such written communication may also be forwarded to our legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with our legal counsel, with independent advisors, with non-management directors, or with our management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and applying his or her own discretion.

Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by the company regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. We have also established a toll-free telephone number for the reporting of such activity, which is (833) 869-0478.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and officers and holders of more than 10% of our common stock to file with the SEC, initial reports of ownership of our common stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Directors and officers and holders of 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. The SEC has designated specific deadlines for these reports, and we must identify those persons who did not file these reports when due. To our knowledge, based solely on a review of copies of such forms furnished to us, and written representations made by our directors and officers regarding their filing obligations, we believe all Section 16(a) filing requirements were satisfied on a timely basis with respect to the year ended December 31, 2022.

NON-EMPLOYEE DIRECTOR COMPENSATION

The following table presents the total compensation for each person who served as a non-employee member of our board of directors during the fiscal year ended December 31, 2022. Dr. Quisel, one of our directors who also serves as our President and Chief Executive Officer, does not receive any additional compensation for his service as a director. Dr. Quisel is one of our named executive officers and, accordingly, the compensation that we pay to Dr. Quisel is discussed in the section of this proxy statement titled “—2022 Summary Compensation Table” and “—Narrative to Summary Compensation Table.”

Other than as described in this paragraph and set forth in the table and described more fully below, we did not pay any compensation or make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our board of directors in 2022 for their services as members of the board of directors.

2022 Director Compensation Table

Name	Fee Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Total ($)
Donald Nicholson, Ph.D.	150,000	54,186	204,186
William White, MPP, J.D.	50,000	54,186	105,186
Jay Backstrom, M.D., M.P.H.	40,000	54,186	94,186
Mona Ashiya, Ph.D.	—	54,186	54,186
Kevin Bitterman, Ph.D.	—	54,186	54,186
Mark Chin, MS, MBA	—	54,186	54,186
Liam Ratcliffe, MD, Ph.D.	—	54,186	54,186
Georges Gemayel, Ph.D.(3)	—	54,186	54,186
Eric Snyder, Ph.D.(4)	—	—	—

(1)
The amounts reported represent the aggregate grant date fair value of the stock options awarded to the non-employee directors during fiscal year 2022, calculated in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in Note 2 to our audited consolidated financial statements presented in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. The amounts reported in this column reflect the accounting cost for the stock options and does not correspond to the actual economic value that may be received upon exercise of the stock option or any sale of any of the underlying shares of common stock.
(2)
As of December 31, 2022, our non-employee members of our board of directors held the following aggregate number of unexercised options and unvested shares of restricted stock as of such date:

Name	Number of Securities Underlying Unexercised Options	Number of Shares of Unvested Restricted Stock
Donald Nicholson, Ph.D.	128,462	1,916
William White, MPP, J.D.	44,751	—
Jay Backstrom, MD, M.P.H.	21,028	—
Mona Ashiya, Ph.D.	7,000	—
Kevin Bitterman, Ph.D.	7,000	—
Mark Chin, MS, MBA.	7,000	—
Liam Ratcliffe, MD, Ph.D.	7,000	—
Georges Gemayel, Ph.D.	94,946	—
Eric Snyder, Ph.D.	—	—

(3)
Dr. Gemayel joined our board of directors on December 29, 2022.
(4)
Dr. Snyder resigned from our board of directors on December 29, 2022, and held no outstanding stock as he was not an independent member of the board of directors.

Non-Employee Director Compensation Policy

We have implemented a formal policy pursuant to which our non-employee directors are eligible to receive the following cash retainers:

	Annual Retainer ($)	Annual Retainer for Chair ($)
Board of Directors	40,000	150,000
Audit Committee	7,500	15,000
Compensation Committee	5,000	10,000
Nominating and Corporate Governance Committee	4,000	8,000

The non-employee director compensation policy also provides that, upon initial election to our board of directors, each non-employee director will be granted an option to purchase 14,272 shares of our common stock, or the Initial Grant. The Initial Grant will vest in equal monthly installments over three years, with a one-year cliff from the date of grant, subject to continued service through the applicable vesting date. Furthermore, on the date of each annual meeting of stockholders, each non-employee director who continues as a non-employee director following such meeting will be granted an annual option to purchase 7,136 shares of our common stock, or the Annual Grant. The Annual Grant will vest in full on the earlier of (i) the first anniversary of the grant date or (ii) our next annual meeting of stockholders, subject to continued service through the applicable vesting date. Such awards are subject to full accelerated vesting upon the sale of the company.

Employee directors receive no additional compensation for their service as a director. We reimburse all reasonable out-of-pocket expenses incurred by directors for their attendance at meetings of our board of directors or any committee thereof.

EXECUTIVE OFFICERS

The following table identifies our executive officers, and sets forth their current positions and their ages as of April 14, 2023.

Name	Position Held with Disc Medicine, Inc.	Officer Since	Age
John Quisel, J.D., Ph.D.	President, Chief Executive Officer and Director	2020	51
Joanne Bryce, CPA	Chief Financial Officer	2021	56
Jonathan Yu	Chief Business Officer	2021	42
William Savage, MD, Ph.D.	Chief Medical Officer	2021	49
Brian MacDonald, MB, Ch.B., Ph.D.	Chief Innovation Officer	2017	63
Rahul Khara, Pharm.D., J.D.	General Counsel	2021	41

Executive Officers

You should refer to “Class III Director Nominees” above for information about our President and Chief Executive Officer, John Quisel. Biographical information for our other executive officers, as of April 14, 2023, is set forth below.

Joanne Bryce, CPA has served as our Chief Financial Officer since September 2021. Previously, she served as a part-time consultant for us acting as our Chief Financial Officer from November 2017 to September 2021. Ms. Bryce was previously the Chief Financial Officer of Arkuda Therapeutics, a biotechnology company, having served from February 2018 to September 2021. Additionally, she previously served as a consultant to Dyne Therapeutics, a muscle disease company, acting as head of finance, from January 2018 to March 2020, and was also previously Chief Financial Officer of Quartet Medicine, a biotechnology company, from November 2016 to November 2018. Prior to Quartet, Ms. Bryce held Chief Financial Officer roles at a number of technology companies, including Speedy Packets from October 2014 to November 2016 and WiTricity from September 2008 to June 2014. Ms. Bryce was Interim Chief Executive Officer at Jingle Networks from November 2005 to November 2008 and served as an independent consultant for multiple organizations between 2001 and 2005. Ms. Bryce was also Chief Financial Officer at Narrative

Communications, later acquired by At Home Corporation, from January 1997 to July 2000. Ms. Bryce began her career at Arthur Andersen & Co., an accounting firm. Ms. Bryce holds a B.S. from Babson College and is a certified public accountant licensed in the Commonwealth of Massachusetts.

Jonathan Yu has served as our Chief Business Officer since August 2021, and was previously our Senior Vice President of Corporate Development from July 2020 to August 2021. Previously, he co-founded Qpex Biopharma, a biotechnology company, where he served as the Vice President of Corporate Strategy, Finance and Operations from October 2018 to July 2020. Prior to Qpex, Mr. Yu served in various leadership roles at The Medicines Company, a pharmaceutical company, from July 2013 to July 2018, most recently serving as Vice President of Strategic Planning and Corporate Development. Mr. Yu has also held a variety of roles at SR One, Acceleron Pharma and Johnson & Johnson, spanning commercial planning and assessment, business development and finance. Mr. Yu holds an AB from Harvard College and an MBA from the Wharton School of the University of Pennsylvania.

William Savage, MD, Ph.D. has served as our Chief Medical Officer since August 2021 and was previously our Vice President, Head of Clinical Development from August 2020 to August 2021. Previously, he served as Senior Medical Director at Magenta Therapeutics, a biotechnology company, from July 2019 to July 2020. Prior to Magenta Therapeutics, he was the Global Clinical Development Lead in Hematology at Shire plc and Takeda Pharmaceutical Company, following its acquisition of Shire, both pharmaceutical companies, from January 2017 to July 2019. Dr. Savage was also an Assistant Professor of Pathology at Harvard Medical School/Brigham and Women’s Hospital from July 2012 to January 2017. He started his career at Johns Hopkins University School of Medicine, where he was Associate Medical Director, Transfusion Medicine and Assistant Professor of Pediatric Hematology. Dr. Savage holds a BA from Columbia University, an MD with honors in research from Weill Cornell Medical College and a Ph.D. from the Johns Hopkins Bloomberg School of Public Health.

Brian MacDonald, MB, Ch.B., Ph.D., has served as our Chief Innovation Officer since September 2021 and served as a member of our board of directors from February 2020 until September 2021. Dr. MacDonald was our founding and Interim Chief Executive Officer from October 2017 through February 2020, and has founded another company engaged in the discovery of hepcidin-targeting therapeutics, Merganser Biotech, Inc., where he was the Chief Executive Officer from September 2011 through July 2016. Prior to that, he spent six years as Chief Executive Officer of Zelos Therapeutics from October 2005 through September 2011. He was also previously Head of Regulatory Affairs at Tetralogic from 2004 to 2005, Vice President, Development at 3-Dimensional Pharmaceuticals, Inc. from 2002 to 2003 and Group Director, Emerging Therapeutic Areas, at GSK from 2000 to 2002. Dr. MacDonald received his MB, Ch.B. and Ph.D. from the University of Sheffield, and is a member of the Royal College of Physicians.

Rahul Khara, Pharm.D., J.D., has served as our General Counsel since December 2021 and as our Compliance Officer and Secretary since December 2022. Dr. Khara previously served as Vice President, Legal and Chief Compliance Officer at Acceleron Pharma Inc. from August 2018 until December 2021. Prior to joining Acceleron he was a Senior Associate at the law firm Arnold & Porter LLP from March 2015 until August 2018. Prior to that, Dr. Khara was a Senior Associate at the law firm Sidley Austin LLP from September 2008 until March 2015. Dr. Khara received his J.D. from the University of Michigan Law School. He earned a Pharm.D. from Rutgers University.

The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he or she was or is to be selected as an executive officer.

There are no material legal proceedings to which any of our executive officers is a party adverse to us or in which any such person has a material interest adverse to us.

EXECUTIVE COMPENSATION

Our executive compensation programs are designed to attract, motivate, incentivize and retain our executive officers, who contribute to our long-term success. Pay that is competitive, rewards performance and effectively aligns the interests of our executive officers with those of our long-term stockholders is key to our compensation program design and decisions. We structure our executive compensation programs to be heavily weighted towards long-term equity incentives that correlate with the growth of sustainable long-term value for our stockholders.

The compensation provided to our named executive officers for the fiscal years ended December 31, 2022 and 2021, as applicable, is detailed in the 2022 Summary Compensation Table and accompanying footnotes and narrative that follow. Our named executive officers for the fiscal year ended December 31, 2022, which consisted of our Chief Executive Officer and our three most highly compensated executive officers other than the Chief Executive Officer, were:

1.
John Quisel, J.D., Ph.D., President and Chief Executive Officer
2.
William Savage, MD, Ph.D., Chief Medical Officer
3.
Joanne Bryce, CPA, Chief Financial Officer
4.
Jonathan Yu, Chief Business Officer

2022 Summary Compensation Table

The following table provides information regarding the total compensation awarded to, earned by, and paid to our named executive officers for services rendered to us in all capacities for the fiscal years ended December 31, 2022 and 2021, as applicable.

Name and Principal Position	Year	Salary ($)(1)		Bonus ($)		Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)	Total ($)
John Quisel, J.D., Ph.D.	2022	476,477		—		1,081,150	273,638	—	1,831,265
President and Chief Executive Officer	2021	455,400		—		891,605	250,470	—	1,597,475
William Savage, MD, Ph.D.	2022	378,234		20,000	(5)	318,803	173,719	—	890,756
Chief Medical Officer	2021	320,000		—		294,999	105,600	—	720,599
Joanne Bryce, CPA(3)	2022	355,884		20,000	(5)	277,221	163,438	—	816,543
Chief Financial Officer	2021	303,818	(6)	24,000	(7)	419,601	88,825	—	836,244
Jonathan Yu Chief Business Officer	2022	355,884		20,000	(5)	277,221	163,438	—	816,543

(1)
The amounts reported reflect salaries earned by each named executive officer during the respective fiscal year.
(2)
The amounts reported represent the aggregate grant date fair value of the stock options awarded to our named executive officers during the 2022 and 2021 fiscal years, as applicable, calculated in accordance with Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in Note 2 to our audited consolidated financial statements presented in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. The amounts reported in this column reflect the accounting cost for the stock options and do not correspond to the actual economic value that may be received by our named executive officers upon the exercise of the stock options or any sale of the common stock underlying such stock options.
(3)
The amounts represent bonuses earned as of December 31, 2021 and December 31, 2022, upon the attainment of one or more pre-established performance goals established by our board of directors on an annual basis. A portion of Ms. Bryce’s 2021 bonus was attributable to her service as a consultant.

(4)
Ms. Bryce was a consultant of ours until September 14, 2021 when she transitioned to Chief Financial Officer.
(5)
The amounts reported reflect the amount of discretionary bonuses earned in year 2022.
(6)
Includes $210,818 in consulting fees that Ms. Bryce earned during 2021, prior to becoming Chief Financial Officer.
(7)
Ms. Bryce received a signing bonus for her employment in the position of Chief Financial Officer.

Narrative to Summary Compensation Table

Base Salaries

Each named executive officer’s base salary is a fixed component of annual compensation for performing specific duties and functions, and has been established by our board of directors taking into account each individual’s role, responsibilities, skills, and expertise. Base salaries are reviewed annually, typically in connection with our annual performance review process, approved by our board of directors, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. The annual base salaries for Dr. Quisel, Ms. Bryce and Mr. Yu were increased to $562,000, $419,000 and $419,000, respectively effective December 29, 2022 due to updated employment agreements entered into with the Company. Dr. Savage’s base salary was increased from $355,300 to $400,000 effective July 1, 2022 in connection with his mid-year performance review, and then increased again to $458,000 effective December 29, 2022 due to an updated employment agreement entered into with the Company.

Annual Bonuses

For the fiscal year ended December 31, 2022, each named executive officer was eligible to earn an annual cash bonus based on the achievement of certain corporate performance metrics. Corporate objectives were primarily based on development goals for our product candidates financing and business development goals. The target annual bonus for Drs. Quisel and Savage, Ms. Bryce and Mr. Yu for 2022 was 50%, 40%, 40% and 40% of their respective annual base salary as in effect on December 28, 2022 (i.e., prior to the increase provided in the updated employment agreements).

Equity Compensation

We believe that equity grants provide executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and stockholders. In addition, we believe that equity grants promote executive retention because they incentivize executive officers to remain employed during the vesting period. During the fiscal year ended December 31, 2022, we granted stock option awards to each of our named executive officers, as described in more detail in the “Outstanding Equity Awards at Fiscal 2022 Year-End” table.

Outstanding Equity Awards at Fiscal 2022 Year-End

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2022:

				Option Awards(1)
Name	Grant Date		Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
John Quisel, J.D., Ph.D.	12/29/2022	(2)	12/29/2022	—	132,002	13.50	12/28/2032
President and Chief Executive Officer	9/14/2021	(2)	9/1/2021	52,623	115,764	9.86	9/13/2031
	10/23/2020	(3)	10/7/2020	33,400	28,250	2.65	10/22/2030
	3/11/2020	(4)	2/25/2020	172,775	71,136	1.01	3/10/2030
William Savage, MD, Ph.D.	12/29/2022	(2)	12/29/2022	—	38,924	13.50	12/28/2032
Chief Medical Officer	9/14/2021	(2)	7/1/2021	3,732	6,789	9.86	9/13/2031
	9/14/2021	(2)	9/1/2021	14,125	31,067	9.86	9/13/2031
	10/23/2020	(5)	10/7/2020	5,567	4,708	2.65	10/22/2030
	8/11/2020	(4)	8/3/2020	3,388	16,938	2.65	8/10/2030
Joanne Bryce, CPA	12/29/2022	(2)	12/29/2022	—	33,847	13.50	12/28/2032
Chief Financial Officer	9/14/2021	(2)	9/1/2021	24,765	54,480	9.86	9/13/2031
	10/23/2020	(2)	10/7/2020	2,575	2,178	2.65	10/22/2030
	10/23/2020	(2)	1/1/2020	3,466	1,287	2.65	10/22/2030
	11/6/2019	(6)	5/1/2020	3,770	2,258	1.01	11/5/2029
	11/6/2019	(6)	9/13/2019	6,831	1,575	1.01	11/5/2029
Jonathan Yu	12/29/2022	(2)	12/29/2022	—	33,847	13.50	12/28/2032
Chief Business Officer	9/14/2021	(2)	7/1/2021	2,488	4,526	9.86	9/13/2031
	9/14/2021	(2)	9/1/2021	14,161	31,141	9.86	9/13/2031
	10/23/2020	(5)	10/7/2020	8,537	7,843	2.65	10/22/2030
	8/11/2020	(4)	7/1/2021	22,923	15,018	2.65	8/10/2030

(1)
All stock options granted in years 2020 and 2021 have been granted pursuant to the terms of our 2017 Stock Option and Grant Plan, as amended, or our 2017 Plan. All stock options granted in year 2022 have been granted pursuant to the terms of our Amended and Restated 2021 Stock Option and Incentive Plan, or our 2021 Plan. Pursuant to provisions in the Company’s stock plans, the exercise price and number of shares subject to certain of these stock options were adjusted in connection with (i) the 1-for-10 reverse stock split that occurred on December 29, 2022 and (ii) the merger, pursuant to which all of our shares of common stock were converted into shares of Gemini’s common stock based on an exchange ratio of 0.1096. Accordingly, the exercise prices shown in the table above (and in the corresponding footnotes) reflect our named executive officers’ post-reverse stock split holdings and post-conversion holdings.
(2)
This stock option vests in 48 equal monthly installments following the Vesting Commencement Date, subject to the named executive officer’s continuous service.
(3)
5,138 shares vested on February 25, 2021. The remaining 56,512 shares vest in 44 equal monthly installments following the Vesting Commencement Date, subject to the named executive officer’s continuous service.
(4)
25% of the shares vested on the one-year anniversary of the Vesting Commencement Date. The remaining shares vest in 36 equal monthly installments following the Vesting Commencement Date, subject to the named executive officer’s continuous service.
(5)
2,140 shares vested on August 3, 2021. The remaining 8,135 shares vest in 38 equal monthly installments following the Vesting Commencement Date, subject to the named executive officer’s continuous service.
(6)
This stock option vests in 16 equal quarterly installments commencing on the three-month anniversary of the Vesting Commencement Date, subject to the named executive officer’s continuous service.

Employment Arrangements for Named Executive Officers

Dr. John Quisel

On August 9, 2022, we entered into an employment agreement with Dr. Quisel effective as of December 29, 2022, or the Quisel Employment Agreement, who currently serves as our President and Chief Executive Officer, that supersedes his previous employment agreement. The Quisel Employment Agreement provides for Dr. Quisel’s at-will employment, an annual salary of $562,000, subject to our periodic review and increase, but not decrease (except for an across-the-board reduction of no greater than 10% of based on the Company’s financial performance similarly affecting all or substantially all senior management employees of the Company), an annual bonus with a target amount equal to 50% of his base salary and eligibility to participate in the employee benefit plans generally available to our employees. The Quisel Employment Agreement also provides that upon a termination without cause (and not due to death or disability) or if Dr. Quisel resigns for good reason, in each case, outside of the period that is within 3 months prior to, or within 12 months after, the occurrence of the first event constituting a change in control, then Dr. Quisel is entitled to receive cash severance equal to continued base salary payments for 12 months, a lump sum payment equal to 100% of the executive’s target bonus pro-rated for the year of termination, any earned, but unpaid bonus for the fiscal year prior to the fiscal year of termination; acceleration of 25% of Dr. Quisel’s unvested and outstanding time-based vesting equity awards and payment of COBRA premiums (subject to Dr. Quisel’s continued copayment of such premiums at the active employees’ rate) for up to 12 months following the termination date. If within 3 months prior to or 12 months following a change of control, Dr. Quisel is terminated by the Company or a successor involuntarily without cause (and not due to death or disability) or Dr. Quisel resigns for good reason, Dr. Quisel shall be entitled to a lump sum cash payment equal to 18 months of his then current base salary, plus 100% of his target bonus for the year of termination, plus any earned, but unpaid bonus for the fiscal year prior to the fiscal year of termination. In addition, upon such a termination, all of Dr. Quisel’s outstanding equity awards subject to time-based vesting shall be immediately and fully accelerated and he shall be entitled to the payment of COBRA premiums for up to 18 months (subject to Dr. Quisel’s continued copayment of such premiums at the active employees’ rate). All severance payments and benefits are conditioned upon Dr. Quisel’s execution of a release of claims in our favor. If as a result of a termination of his employment Dr. Quisel becomes subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, Dr. Quisel is subject to a modified cutback of the payments and benefits he would otherwise receive in connection with a change in control, such that he would retain the higher of the net amount he would receive if such payments were reduced to avoid payment of the excise tax and the net amount he would receive if he received such payments in full and paid the excise tax. Dr. Quisel is also subject to our confidentiality, assignment, non-solicitation, and noncompetition policies.

Dr. William Savage

On August 9, 2022, we entered into an employment agreement with Dr. Savage effective as of December 29, 2022, or the Savage Employment Agreement, who currently serves as our Chief Medical Officer, that supersedes his previous offer letter. The Savage Employment Agreement provides for Dr. Savage’s at-will employment, an annual salary of $458,000, subject to our periodic review and increase, but not decrease (except for an across-the-board reduction of no greater than 10% of based on the Company’s financial performance similarly affecting all or substantially all senior management employees of the Company), an annual bonus with a target amount equal to 40% of his base salary and his eligibility to participate in the employee benefit plans generally available to our employees. The Savage Employment Agreement also provides that upon a termination without cause (and not due to death or disability) or if Dr. Savage resigns for good reason, in each case, outside of the period that is within 3 months prior to, or within 12 months after, the occurrence of the first event constituting a change in control, then Dr. Savage is entitled to receive cash severance equal to continued base salary payments for 9 months, any earned, but unpaid bonus for the fiscal year prior to the fiscal year of termination, and payment of COBRA premiums (subject to Dr. Savage’s continued copayment of such premiums at the active employees’ rate) for up to 9 months. If within 3 months prior to or 12 months following a change of control, Dr. Savage is terminated by the Company or a successor involuntarily without cause (and not due to death or disability) or Dr. Savage resigns for good reason, Dr. Savage shall be entitled to a lump sum cash payment equal to 12 months of this then current base salary, plus 100% of his target bonus for the year of termination, plus any earned, but unpaid bonus for the fiscal year prior to the fiscal year of termination. In addition, upon such a termination, all of Dr. Savage’s outstanding equity awards subject to time-based vesting shall be immediately and fully accelerated and he shall be entitled to the payment of COBRA premiums for up to 12 months (subject to Dr. Savage’s continued copayment of such premiums at the active employees’ rate). All severance payments and benefits are conditioned upon Dr. Savage’s execution of a release of claims in our favor. If as a result of a termination of his employment Dr. Savage becomes subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, Dr. Savage is subject to a modified cutback of the payments and benefits he would otherwise receive in connection with a change in control, such that he would retain the higher of the net amount he would receive if such payments were reduced to avoid payment of the excise tax and the net amount he would receive if he received such payments in full and paid the excise tax. Dr. Savage is also subject to our confidentiality, assignment, non-solicitation, and noncompetition policies.

Ms. Joanne Bryce

On August 9, 2022, we entered into an employment agreement with Ms. Bryce effective as of December 29, 2022, or the Bryce Employment Agreement, who currently serves as our Chief Financial Officer, that supersedes her previous offer letter. The Bryce Employment Agreement provides for Ms. Bryce’s at-will employment, an annual salary of $419,000, subject to our periodic review and increase, but not decrease (except for an across-the-board reduction of no greater than 10% of based on the Company’s financial performance similarly affecting all or substantially all senior management employees of the Company), an annual bonus with a target amount equal to 40% of her base salary and her eligibility to participate in the employee benefit plans generally available to our employees. The Bryce Employment Agreement also provides that upon a termination without cause (and not due to death or disability) or if Ms. Bryce resigns for good reason, in each case, outside of the period that is within 3 months prior to, or within 12 months after, the occurrence of the first event constituting a change in control, then Ms. Bryce is entitled to receive cash severance equal to continued base salary payments for 9 months, any earned, but unpaid bonus for the fiscal year prior to the fiscal year of termination, and payment of COBRA premiums (subject to Ms. Bryce’s continued copayment of such premiums at the active employees’ rate) for up to 9 months. If within 3 months prior to 12 months following a change of control, Ms. Bryce is terminated by the Company or successor involuntarily without cause (and not due to death or disability) or Ms. Bryce resigns for good reason, Ms. Bryce shall be entitled to cash severance equal to a lump sum cash payment equal to 12 months of her then current base salary, plus 100% of her target bonus for the year of termination, plus any earned, but unpaid bonus for the fiscal year prior to the fiscal year of termination. In addition, upon such a termination, all of Ms. Bryce’s outstanding equity awards subject to time-based vesting shall be immediately and fully accelerated and she shall be entitled to the payment of COBRA premiums (subject to Ms. Bryce’s continued copayment of such premiums at the active employees’ rate) for up to 12 months. All severance payments and benefits are conditioned upon Ms. Bryce’s execution of a release of claims in our favor. If as a result of a termination of his employment Ms. Bryce becomes subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, Ms. Bryce is subject to a modified cutback of the payments and benefits she would otherwise receive in connection with a change in control, such that she would retain the higher of the net amount she would receive if such payments were reduced to avoid payment of the excise tax and the net amount she would receive if she received such payments in full and paid the excise tax. Ms. Bryce is also subject to our confidentiality, assignment, non-solicitation, and noncompetition policies.

Mr. Jonathan Yu

On August 9, 2022, we entered into an employment agreement with Mr. Yu effective December 29, 2022, or the Yu Employment Agreement, who currently serves as our Chief Business Officer, that supersedes his previous offer letter. The Yu Employment Agreement provides for Mr. Yu’s at-will employment, an annual salary of $419,000, subject to our periodic review and increase, but not decrease (except for an across-the-board reduction of no greater than 10% of based on the Company’s financial performance similarly affecting all or substantially all senior management employees of the Company), an annual bonus with a target amount equal to 40% of his base salary and his eligibility to participate in the employee benefit plans generally available to our employees. The Yu Employment Agreement also provides that upon a termination without cause (and not due to death or disability) or if Mr. Yu resigns for good reason, in each case, outside of the period that is within 3 months prior to, or within 12 months after, the occurrence of the first event constituting a change in control, then Mr. Yu is entitled to receive cash severance equal to continued base salary payments for 9 months, any earned, but unpaid bonus for the fiscal year prior to the fiscal year of termination, and payment of COBRA premiums (subject to Mr. Yu’s continued copayment of such premiums at the active employees’ rate) for up to 9 months. If within 3 months prior to or 12 months following a change of control, Mr. Yu is terminated by the Company or successor involuntarily without cause (and not due to death or disability) or Mr. Yu resigns for good reason, Mr. Yu shall be entitled to a lump sum cash payment equal to 12 months of his then current base salary, plus 100% of his target bonus for the year of termination, plus any earned, but unpaid bonus for the fiscal year prior to the fiscal year of termination. In addition, upon such a termination, all of Mr. Yu’s outstanding equity awards subject to time-based vesting shall be immediately and fully accelerated and he shall be entitled to the payment of COBRA premiums (subject to Mr. Yu’s continued copayment of such premiums at the active employees’ rate) for up to 12 months. All severance payments and benefits are conditioned upon Mr. Yu’s execution of a release of claims in our favor. If as a result of a termination of his employment Mr. Yu becomes subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, Mr. Yu is subject to a modified cutback of the payments and benefits he would otherwise receive in connection with a change in control, such that he would retain the higher of the net amount he would receive if such payments were reduced to avoid payment of the excise tax and the net amount he would receive if he received such payments in full and paid the excise tax. Mr. Yu is also subject to our confidentiality, assignment, non-solicitation, and noncompetition policies.

Health and Welfare Benefits

Our named executive officers, like all full-time employees, are eligible to participate in our health and welfare benefit plans.

Perquisites and Personal Benefits

We generally do not provide perquisites to our executives.

401(k) Plan

We maintain a tax-qualified retirement plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax-advantaged basis, or the 401(k) Plan. Participants in the 401(k) Plan are able to defer eligible compensation subject to applicable annual Internal Revenue Code limits. We did not provide a matching contribution to the named executive officers or to any employees in 2022. The 401(k) Plan is intended to be qualified under Section 401(a) of the Internal Revenue Code with the 401(k) Plan’s related trust intended to be tax exempt under Section 501(a) of the Internal Revenue Code. As a tax-qualified retirement plan, pre-tax contributions to the 401(k) Plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) Plan, and earnings on Roth contributions are not taxable when distributed from the 401(k) Plan.

Equity Compensation Plan Information

The following table provides information about our equity compensation plans as of December 31, 2022:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)(3)	(c)
Equity compensation plans approved by security holders
2021 Stock Option and Incentive Plan(1)	833,812	25.98	1,031,615
2021 Employee Stock Purchase Plan(2)	—	—	179,898
2017 Stock Option and Grant Plan of Disc	1,670,839	7.20	—
2017 Stock Option and Grant Plan of Gemini	90,189	36.44	—
Equity compensation plans not approved by security holders
2021 Inducement Plan	45,750	125.90	115,939
Total	2,640,590		1,327,452

(1)
The number of shares of common stock reserved for issuance under the 2021 Stock Option and Incentive Plan automatically increases on January 1 of each calendar year, starting on January 1, 2022 and continuing through January 1, 2031, in an amount equal to 4% of the total number of shares of the Company’s capital stock outstanding on the last day of the calendar month before the date of each automatic increase, or a lesser number of shares determined by the Board. Subject to this provision, we added 696,224 shares to the 2021 Stock Option and Incentive Plan effective January 1, 2023.
(2)
The number of shares of common stock reserved for issuance under the 2021 Employee Stock Purchase Plan automatically increases on January 1 of each calendar year, starting on January 1, 2023 and continuing through January 1, 2031, in an amount equal to the least of (a) 1% of the total number of shares of the Company’s capital stock outstanding on the last day of the calendar month before the date of each automatic increase, (b) 43,055 shares of common stock, or (c) such number of shares determined by the Board. Subject to this provision, we added 43,055 shares to the 2021 Employee Stock Purchase Plan effective January 1, 2023.
(3)
The weighted-average exercise price is calculated based solely on outstanding stock options and does not include outstanding restricted stock awards, which do not have an exercise price.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following is a description of transactions or series of transactions since January 1, 2022, to which we were or will be a party, in which:

•
the amount involved in the transaction exceeds, or will exceed, the lesser of $120,000 or one percent of the average of our total assets for the last two completed fiscal years; and
•
in which any of our executive officers, directors or holders of five percent or more of any class of our capital stock, including their immediate family members or affiliated entities, had or will have a direct or indirect material interest.

Compensation arrangements for our named executive officers and directors are described in the section of this proxy statement titled “Executive Compensation.”

Private Placements of Securities

2022 Registration Rights Agreement

We are party to a registration rights agreement, or the 2022 Registration Rights Agreement, with certain holders of our capital stock, or the 2022 Investors, pursuant to which we (i) agreed to register for resale shares of our common stock issued to the 2022 Investors, or the Registrable Securities, and (ii) granted certain other registration rights to the 2022 Investors.

In particular, the 2022 Registration Rights Agreement provides for the following registration rights:

•
Shelf registration rights. No later than 45 calendar days following the completion of the merger, we were required to file with the SEC, a shelf registration statement registering the resale of the Registrable Securities, and use our commercially reasonable efforts to have such registration statement declared effective by the SEC as promptly as possible.
•
Expenses and indemnification. The fees, costs and expenses of registrations pursuant to the registration rights granted to the 2022 Investors under the 2022 Registration Rights Agreement will be borne by us. The 2022 Registration Rights Agreement contains customary cross-indemnification provisions, under which we are obligated to indemnify holders of Registrable Securities in the event of material misstatements or omissions in the registration statement attributable to us, and holders of Registrable Securities are obligated to indemnify us for material misstatements or omissions attributable to them.

Common Stock Financing

In August 2022, in connection with the merger, we entered into a Subscription Agreement with certain investors. Pursuant to the Subscription Agreement, we sold an aggregate of 21,341,737 shares of our common stock, at a price of $2.51 per share, for aggregate gross proceeds of $53.5 million. At the closing of the merger, shares of our common stock held before the merger were exchanged for shares of common stock in the combined publicly-traded company based on an exchange ratio of 0.1096. Four of the investors or their affiliates are beneficial holders of more than 5% of our capital stock, and the table below sets forth the number of shares of our common stock purchased by such holders:

Participant	Shares of our Common Stock	Total Purchase Price ($)
Atlas Venture Opportunity Fund I, L.P.(1)	1,992,031	5,000,000
Novo Holdings A/S(2)	1,195,219	3,000,000
AI DMI LLC(3)	9,960,159	25,000,000
Entities affiliated with OrbiMed Advisors LLC(4)	3,984,063	9,999,998

(1)
Entities affiliated with Atlas Venture Opportunity Fund I, L.P. beneficially own more than five percent of our outstanding capital stock. Dr. Bitterman is a Partner at Atlas Ventures and a member of our board of directors.
(2)
Novo Holdings A/S is an affiliate of Novo Ventures (US), Inc., and beneficially owns more than five percent of our outstanding capital stock.
(3)
AI DMI LLC is an affiliate of Access Industries Management, and beneficially owns more than five percent of our outstanding capital stock. Dr. Ratcliffe is Head of Biotechnology at Access Industries Management and a member of our board of directors.
(4)
Entities affiliated with OrbiMed Advisors LLC beneficially own more than five percent of our outstanding capital stock. Dr. Ashiya is a Partner at OrbiMed Advisors LLC and a member of our board of directors.

Registered Direct Offering

In February 2023, we entered into a securities purchase agreement, or the Purchase Agreement, with certain investors. Pursuant to the Purchase Agreement, we sold (i) an aggregate of 1,488,166 shares of our common stock, at a purchase price of $23.00 per share, and (ii) with respect to certain investors, in lieu of shares of our common stock, pre-funded warrants to purchase an aggregate of 1,229,224 shares of our common stock, at a purchase price of $22.9999 per pre-funded warrant, for aggregate gross proceeds of approximately $62.5 million. The investors or their affiliates are beneficial holders of more than 5% of our capital stock, and the table below sets forth the number of shares of our common stock and pre-funded warrants to purchase shares of our common stock purchased by such holders:

Participant	Shares of our Common Stock	Shares of our Common Stock Underlying Pre-Funded Warrants	Total Purchase Price ($)
Bain Capital Life Sciences Opportunities III, L.P.(1)	944,687	1,229,224	49,999,830
Entities affiliated with OrbiMed Advisors LLC(2)	108,696	—	2,500,008
AI DMI LLC(3)	434,783	—	10,000,009

(1)
Bain Capital Life Sciences Opportunities III, L.P. beneficially owns more than five percent of our outstanding capital stock.

(2)
Entities affiliated with OrbiMed Advisors LLC beneficially own more than five percent of our outstanding capital stock. Dr. Ashiya is a Partner at OrbiMed Advisors LLC and a member of our board of directors.
(3)
AI DMI LLC is an affiliate of Access Industries Management, and beneficially owns more than five percent of our outstanding capital stock. Dr. Ratcliffe is Head of Biotechnology at Access Industries Management and a member of our board of directors.

License Agreements

In connection with and as partial consideration under the Roche Agreement with Roche executed in 2021, we issue to Roche 482,313 shares of our common stock equal to 2.85% of our issued and outstanding capitalization immediately following the closing of the merger and the pre-closing financing, no additional consideration concurrent with the completion of the merger. The issuance of such shares were not registered under the Securities Act.

In connection with and as partial consideration under the AbbVie Agreement with AbbVie executed in 2019, we issued 4,336,841 shares of our common stock to AbbVie for no additional consideration. Pursuant to this agreement, 2,295,174 shares vested immediately in September 2019, with the remaining 2,041,667 shares subject to a performance condition, which was met during 2020. At the closing of the merger, shares of our common stock held before the merger were exchanged for shares of common stock in the combined publicly-traded company based on an exchange ratio of 0.1096.

Indemnification Agreements

We have entered into agreements to indemnify our directors and executive officers. These agreements require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on our behalf or that person’s status as a member of our board of directors to the maximum extent allowed under Delaware law.

Policies for Approval of Related Party Transactions

Our board of directors reviews and approves transactions with our directors, officers and holders of five percent or more of our voting securities and their affiliates, each a related party. Prior to such transaction, the material facts as to the related party’s relationship or interest in the transaction are disclosed to our board of directors prior to their consideration of such transaction, and the transaction is not considered approved by the board of directors unless a majority of the directors who are not interested in the transaction approve the transaction. Further, when stockholders are entitled to vote on a transaction with a related party, the material facts of the related party’s relationship or interest in the transaction are disclosed to the stockholders, who must approve the transaction in good faith.

PRINCIPAL STOCKHOLDERS

Unless otherwise provided below, the following table sets forth information regarding beneficial ownership of our common stock as of April 14, 2023 by:

•
each person, or group of affiliated persons, known to us to be the beneficial owner of 5% or more of the outstanding shares of our common stock;
•
each of our current directors;
•
our principal executive officer and our other executive officers who served during the year ended December 31, 2022, named in the Summary Compensation table above, whom, collectively, we refer to as our named executive officers; and
•
all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with SEC rules. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include shares of common stock issuable upon the exercise of stock options that are immediately exercisable or exercisable within 60 days after April 14, 2023. Except as otherwise indicated, all of the shares reflected in the table are shares of common stock and all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.

The column entitled “Percentage of Shares Beneficially Owned” is based on a total of 19,793,870 shares of our common stock outstanding as of April 14, 2023. Except as otherwise indicated in the footnotes below, the address of the beneficial owner is c/o Disc Medicine, Inc., 321 Arsenal Street, Suite 101, Watertown, MA 02472.

	Number of Shares of Common Stock Beneficially Owned	Percentage of Shares Beneficially Owned
5% or Greater Stockholders
Entities affiliated with Atlas Venture Fund(1)	3,461,784	17.49%
AI DMI LLC(2)	3,141,759	15.87%
Novo Holdings A/S(3)	2,340,772	11.83%
Entities affiliated with OrbiMed(4)	2,269,637	11.47%
Bain Capital Life Sciences Opportunities III, LP(5)	1,977,370	9.99%
Directors, Named Executive Officers and Other Executive Officers
John Quisel, J.D., Ph.D.(6)	326,708	1.65%
William Savage, MD, Ph.D.(7)	64,519	*
Joanne Bryce, CPA(8)	61,282	*
Jonathan Yu(9)	64,962	*
Mona Ashiya, Ph.D.(10)	7,000	*
Jay Backstrom, MD, M.P.H.(11)	16,650	*
Kevin Bitterman, Ph.D.(12)	7,000	*
Mark Chin, MS, MBA(13)	7,000	*
Georges Gemayel(14)	94,946	*
Donald Nicholson, Ph.D.(15)	118,734	*
Liam Ratcliffe, MD, Ph.D.	—	—
William White, MPP, J.D.(16)	28,791	*
All executive officers and directors as a group (14 persons)	931,458	4.71%

* Represents beneficial ownership of less than 1% of our outstanding common stock.

(1)
Consists of (i) 2,237,303 shares held by Atlas Venture Fund X, L.P., or Atlas Fund X, 955,155 shares held by Atlas Venture Opportunity Fund I, L.P., or AVOF I, 218,326 shares held by Atlas Venture Opportunity Fund II, L.P., or AVOF II, and 51,000 shares held by Atlas Venture Fund XII, L.P., or Atlas Fund XII. Atlas Venture Associates X, L.P. is the general partner of Atlas Fund X, and Atlas Venture Associates X, LLC is the general partner of Atlas Venture Associates X, L.P. Each of Atlas Fund X, Atlas Venture Associates X, L.P., and Atlas Venture Associates X, LLC may be deemed to beneficially own the shares held by Atlas Fund X. Each of Atlas Venture Associates X, L.P. and Atlas Venture Associates X, LLC disclaim Section 16 beneficial ownership of the securities owned by Atlas Fund X, except to the extent of its pecuniary interest therein, if any. The general partner of AVOF I is Atlas Venture Associates Opportunity I, L.P., or AVAO I LP, and the general partner of AVAO I LP is Atlas Venture Associates Opportunity I, LLC, or AVAO I LLC. The members of AVAO I LLC collectively make investment decisions on behalf of AVAO I LLC. Kevin Bitterman, Ph.D., is a member of AVAO I LLC and a member of the Company’s Board. Each of AVOF I, AVAO I LP, AVAO I LLC and Dr. Bitterman may be deemed to beneficially own the shares held by AVOF I. Each of AVAO I LP, AVAO I LLC and Dr. Bitterman expressly disclaim beneficial ownership of the securities owned by AVOF I, except to the extent of its pecuniary interest therein, if any. The general partner of AVOF II is Atlas Venture Associates Opportunity II, L.P., or AVAO II LP, and the general partner of AVAO II LP is Atlas Venture Associates Opportunity II, LLC, or AVAO II LLC. The members of AVAO II LLC collectively make investment decisions on behalf of AVAO II LLC. Dr. Bitterman is a member of AVAO II LLC and a member of the Company’s Board. Each of AVAO II LP, AVAO II LLC and Dr. Bitterman may be deemed to beneficially own the shares held by AVOF II. Each of AVOF II, AVAO II LP, AVAO II LLC and Dr. Bitterman expressly disclaim beneficial ownership of the securities owned by AVOF II, except to the extent of its pecuniary interest therein, if any. The general partner of Atlas Fund XII is Atlas Venture Associates XII, L.P., or AVA XII LP. Atlas Venture Associates XII, LLC, or AVA XII LLC, is the general partner of AVA XII LP. The members of AVA XII LLC collectively make investment decisions on behalf of AVA XII LLC. Dr. Bitterman is a member of AVA XII LLC and a member of the Company’s Board. Each of Atlas Fund XII, AVA XII LP, AVA XII LLC and Dr. Bitterman may be deemed to beneficially own the shares held by Atlas Fund XII. Each of AVA XII LP, AVA XII LLC and Dr. Bitterman expressly disclaim Section 16 beneficial ownership of the securities owned by Atlas Fund XII, except to the extent of its pecuniary interest therein, if any. The address for Atlas Ventures is 300 Technology Sq., 8th Floor, Cambridge, MA 02139.
(2)
The shares held by AI DMI LLC may be deemed to be beneficially owned by Access Industries Holdings LLC, or AIH, Access Industries Management, LLC, or AIM, and Len Blavatnik because (i) AIH indirectly controls all of the outstanding voting interests in AI ETI LLC, (ii) AIM controls AIH and (iii) Mr. Blavatnik controls AIM and holds a majority of the outstanding voting interests in AIH. Liam Ratcliffe, a member of our board of directors, is Head of Biotechnology at Access Industries, Inc., which is an affiliate of AI DMI LLC. Each of AIM, AIH, Mr. Blavatnik and Dr. Ratcliffe, and each of their affiliated entities and the officers, partners, members and managers thereof, disclaims beneficial ownership of the shares held by AI DMI LLC. The address of AI DMI LLC is c/o Access Industries, Inc., 40 West 57th Street, 28th Floor, New York, NY 10019.
(3)
Novo Holdings A/S has the sole power to vote and dispose of the shares, and no individual or other entity is deemed to hold any beneficial ownership in the shares. Eric Snyder, Ph.D. is employed as a Partner at Novo Ventures (US), Inc., which provides certain consultancy services to Novo Holdings A/S, and is a former member of the Company’s Board. Dr. Snyder is not deemed to hold any beneficiary ownership or reportable pecuniary interest in the shares held by Novo Holdings A/S. The business address of Novo Holdings A/S is Tuborg Havnevej 19, 2900 Hellerup, Denmark.
(4)
OrbiMed Advisors LLC exercises voting and investment power through a management committee comprised of Carl L. Gordon, Sven H. Borho, and W. Carter Neild. The business address is 601 Lexington Avenue, 54th Floor, New York, NY 10022.
(5)
Bain Capital Life Sciences Investors, LLC, a Delaware limited liability company, or BCLSI, is the manager of Bain Capital Life Sciences III General Partner, LLC, a Delaware limited liability company, or BCLS Fund III GP, which is the general partner of Bain Capital Life Sciences Fund III, L.P., a Delaware limited partnership, or BCLS Fund III, which is the sole member of Bain Capital Life Sciences Opportunities III GP, a Delaware limited liability company, or BCLS III Opportunities GP, and, together with BCLSI, BCLS Fund III GP and BCLS Fund III, the Bain Capital Life Sciences Entities, which is the general partner of BCLSI. As a result, BCLSI may be deemed to share voting and dispositive power with respect to the securities held by BCLSI. As of February 24, 2022, BCLS III Opportunities GP holds 944,687 shares of Common Stock and pre-funded warrants to purchase 1,229,224 shares of Common Stock. As a result of a beneficial ownership blocker, beneficial ownership of Bain

Capital Life Sciences Opportunities III, LP is capped at 9.99% of the outstanding shares of Common Stock, representing 1,977,370 shares of Common Stock calculated as described herein as of April 14, 2023. The business address of these entities is 200 Clarendon Street, Boston, Massachusetts 02116.
(6)
Consists of options to purchase 326,708 shares of our common stock that are exercisable within 60 days of April 14, 2023.
(7)
Consists of 20,325 shares of common stock and options to purchase 44,194 shares of our common stock that are exercisable within 60 days of April 14, 2023.
(8)
Consists of 3,452 shares of common stock and options to purchase 57,830 shares of our common stock that are exercisable within 60 days of April 14, 2023.
(9)
Consists of options to purchase 64,962 shares of our common stock that are exercisable within 60 days of April 14, 2023.
(10)
Consists of options to purchase 7,000 shares of our common stock that are exercisable within 60 days of April 14, 2023.
(11)
Consists of options to purchase 16,650 shares of our common stock that are exercisable within 60 days of April 14, 2023.
(12)
Consists of options to purchase 7,000 shares of our common stock that are exercisable within 60 days of April 14, 2023.
(13)
Consists of options to purchase 7,000 shares of our common stock that are exercisable within 60 days of April 14, 2023.
(14)
Consists of options to purchase 94,946 shares of our common stock that are exercisable within 60 days of April 14, 2023.
(15)
Consists of 15,332 shares of common stock and options to purchase 103,402 shares of our common stock that are exercisable within 60 days of April 14, 2023.
(16)
Consists of options to purchase 28,791 shares of our common stock that are exercisable within 60 days of April 14, 2023.

REPORT OF THE AUDIT COMMITTEE

The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of Disc Medicine’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (3) the qualifications, independence, and performance of Disc Medicine’s independent registered public accounting firm, (3) the performance of Disc Medicine’s internal audit function, if any, and (4) other matters as set forth in the charter of the audit committee approved by the board of directors.

Management is responsible for the preparation of Disc Medicine’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of Disc Medicine’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or PCAOB, and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited financial statements of Disc Medicine, Inc. for the fiscal year ended December 31, 2022. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the PCAOB’s Auditing Standard No. 1301, Communication with Audit Committees. In addition, the audit committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with the independent accountant the independent accountant’s independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements of Disc Medicine be included in Disc Medicine’s 2022 Annual Report, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF DISC MEDICINE, INC.

William White, Chairperson
Liam Ratcliffe Mark Chin

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the Annual Report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Disc Medicine, Inc., 321 Arsenal Street, Suite 101, Watertown, Massachusetts 02472, Attention: Corporate Secretary, telephone: (617) 674-9274. If you want to receive separate copies of the proxy statement or Annual Report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2024 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 26, 2023. However, if the date of the 2024 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2024 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Disc Medicine, Inc., 321 Arsenal Street, Suite 101, Watertown, Massachusetts 02472, Attention: Corporate Secretary. We also encourage you to submit any such proposals via email to ir@discmedicine.com.

If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2024 Annual Meeting of Stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than February 10, 2024 and no later than March 11, 2024. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice by the same deadline noted herein to submit a notice of nomination for consideration at the 2024 Annual Meeting of Stockholders. Such notice must comply with the additional requirements of Rule 14a-19(b). Stockholder proposals and the required notice should be addressed to Disc Medicine, Inc., 321 Arsenal Street, Suite 101, Watertown, Massachusetts 02472, Attention: Corporate Secretary.

OTHER MATTERS

Our board of directors is not aware of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

Signature [please sign within box] date signature (joint owners) date to vote, mark blocks below in blue or black ink as follows: keep this portion for your records this proxy card is valid only when signed and dated. Detach and return this portion only v09869-p92820 ! ! ! For all withhold all for all except for against abstain ! ! ! Disc medicine, inc. To withhold authority to vote for any individual nominee(s), mark "for all except" and write the number(s) of the nominee(s) on the line below. Disc medicine, inc. 321 arsenal street, suite 101 watertown, ma 02472 01) georges gemayel 02) mark chin 03) liam ratcliffe 04) donald nicholson 05) william white 06) john quisel vote on directors class ii nominees: class iii nominees: vote on proposal please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Note: to transact any other business properly brought before the annual meeting or any adjournment or postponement thereof. 1. Election of directors the board of directors recommend a vote “for” items 1 and 2. The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted for items 1 and 2. 2. To ratify the appointment of ernst & young llp as the company’s independent registered public accounting firm for the fiscal year ending december 31, 2023. Vote by internet before the meeting - go to www.proxyvote.com or scan the qr barcode above use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern time on june 8, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During the meeting - go to www.virtualshareholdermeeting.com/iron2023 you may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote by phone - 1-800-690-6903 use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern time on june 8, 2023. Have your proxy card in hand when you call and then follow the instructions. Vote by mail mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to vote processing, c/o broadridge, 51 mercedes way, edgewood, ny 11717. Scan to view materials & vote w

V09870-p92820 important notice regarding the availability of proxy materials for the annual meeting: the 10-k and nps are available at www.proxyvote.com. Disc medicine, inc. Annual meeting of stockholders june 9, 2023, 9:00 am, edt this proxy is solicited by the board of directors the stockholders hereby appoint john quisel and rahul khara, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of disc medicine, inc. That the stockholders are entitled to vote at the annual meeting of stockholders to be held virtually at 9:00 a.m., eastern time on june 9, 2023, at www.virtualshareholdermeeting.com/iron2023, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted as directed by the stockholder. If no such directions are made, this proxy will be voted for the election of the nominees listed on the reverse side for the board of directors and for each proposal. Please mark, sign, date and return this proxy card promptly using the enclosed reply envelope continued and to be signed on reverse side